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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               January 21, 1997


                           DNAP HOLDING CORPORATION
            (Exact name of Registrant as specified in its charter)


       Delaware                     0-12177                 75-2632242
      (State or other              (Commission              (IRS Employer
      jurisdiction of              File Number)             Identification No.)
      incorporation)


          6701 San Pablo Avenue, Oakland, California       94608
           (Address of principal executive offices)      (Zip Code)



              Registrant's telephone number, including area code:


                                (510) 547-2395

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Item 5. Other Events.
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     Reference is hereby made to that certain Agreement and Plan of Merger dated as of January 26, 1996, as amended by that certain Amendment No. 1 to Agreement and Plan of Merger dated as of May 16, 1996, and that certain Amendment No. 2 to Agreement and Plan of Merger dated as of July 30, 1996 (as amended, the "Merger Agreement"), by and among Empresas la Moderna, S.A. de C.V. ("ELM"), Bionova, S.A. de C.V. ("Bionova Mexico"), the Registrant, Bionova Acquisition, Inc. ("Sub"), and DNA Plant Technology Corporation ("DNAP"). Pursuant to the Merger Agreement, on September 26, 1996, (i) Sub was merged with and into DNAP (the "Merger"), (ii) DNAP became a wholly-owned subsidiary of the Registrant, and
(iii) each then outstanding share of DNAP's common stock and each then outstanding share of DNAP's $2.25 Convertible, Exchangeable Preferred Stock ("Preferred Stock") was converted into the number of shares of common stock of the Registrant specified in the Merger Agreement.

     On January 21, 1997, a class action lawsuit styled Gordon K. Aaron and Fay
                                                        -----------------------
H. Aaron v. Empresas la Moderna, S.A. de C.V., Bionova, S.A. de C.V., Alfonso
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Romo Garza, Bionova International, Inc., DNAP Holding Corporation, Robert
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Serenbetz, Gerald Laubach, Evelyn Berezin, and Douglas Luke, Jr. was filed in
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the U.S. federal district court for the Northern District of California. The plaintiffs allege that they were owners of shares of DNAP's Preferred Stock prior to the Merger and that they were entitled to receive more consideration for their Preferred Stock than was provided to them under the Merger Agreement. Specifically, the plaintiffs allege that (i) they were denied the rights they allegedly had under the terms of the Preferred Stock to vote on the Merger, to receive dividend payments, and to receive special conversion privileges in connection with the Merger; (ii) defendants Serenbetz, Laubach, Luke and Berezin (the "Individual Defendants"), each of whom was a director of DNAP prior to the Merger and currently serves as a director of the Registrant, breached fiduciary duties of loyalty, candor and care allegedly owed to DNAP and its stockholders;
(iii) all of the defendants aided, knew of or recklessly disregarded, and all of the defendants substantially assisted, the conduct giving rise to the alleged breaches of fiduciary duty by the Individual Defendants; and (iv) each of ELM, Bionova Mexico, the Registrant and Alfonso Romo Garza had knowledge of the alleged contractual duties allegedly owned by DNAP to the plaintiffs and each of such defendants intentionally caused DNAP to breach such alleged duties. The plaintiffs claim to have been damaged by the alleged actions of the defendants and therefore the plaintiffs seek unspecified actual and punitive damages as well as reimbursement of their litigation costs and expenses.

     The Registrant and DNAP believe the claims of the plaintiffs are without merit and intend to vigorously defend against these claims.


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Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c)     Exhibits.
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                2.1     Agreement and Plan of Merger dated January 26, 1996
                        among Empresas La Moderna, S.A. de C.V., Bionova, S.A. de C.V., Bionova U.S. Inc., Bionova Acquisition, Inc., and DNA Plant Technology Corporation (filed as Exhibit
                        2.1 to the Registrant's Registration Statement on Form S-4 (No. 333-09975) and incorporated herein by reference)



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 21, 1997                DNAP HOLDING CORPORATION



                                        By:  /s/ ARTHUR H. FINNEL
                                           -------------------------------------
                                           Arthur H. Finnel,
                                           Chief Financial Officer


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                               INDEX TO EXHIBITS

2.1 Agreement and Plan of Merger dated January 26, 1996 among Empresas La Moderna, S.A. de C.V., Bionova, S.A. de C.V., Bionova U.S. Inc., Bionova Acquisition, Inc., and DNA Plant Technology Corporation (filed as
        Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 (No. 333-09975) and incorporated herein by reference)

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